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                                                                  EXHIBIT 10.117

                     AMENDED AND RESTATED SECURITY AGREEMENT
                        (Shareholder Security Agreement)

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement"), dated as of March 31, 2004, is executed by and among AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), BRICE MANUFACTURING COMPANY, a California corporation ("Brice"), TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine"), TIMCO AVIATION SERVICES, INC., a Delaware corporation ("Parent"), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation ("Engineered Systems"), and TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"; Design, Brice, TIMCO Engine, Parent, Engineered Systems and TIMCO being collectively called the "Borrowers" and individually, a "Borrower"), AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation ("Property Management"), AVS/CAI, INC., a Florida corporation ("Caribe"), AVS/M-1, INC., a Delaware corporation ("Manufacturing"), AVS/M-2, INC., a Delaware corporation ("Kratz-Wilde"), AVS/M-3, INC., a Delaware corporation ("Apex"), AVSRE, L.P., a Delaware limited partnership ("AVSRE"), HYDROSCIENCE, INC., a Texas corporation ("Hydroscience"), TMAS/ASI, INC., an Arkansas corporation ("TMAS"), and WHITEHALL CORPORATION, a Delaware corporation (Whitehall, Distribution, Leasing, Property Management, Caribe, Manufacturing, Kratz-Wilde, Apex, AVSRE, Hydroscience, TMAS and Whitehall being collectively called the "Guarantors" and, individually, a "Guarantor"; and the Borrowers and the Guarantors being collectively called the "Grantors" and individually a "Grantor"), each having its chief executive office at 623 Radar Road, Greensboro, North Carolina 27410 and LJH, LTD., a Texas limited partnership ("LJH", and also referred to as the "Secured Party"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in that certain Financing Agreement, dated as of April 5, 2004 (as amended, the "Credit Agreement"), among the Borrowers, the Guarantors, the institutions from time to time party thereto as lenders, and The CIT Group/Business Credit, Inc., as agent ("Agent").

                              W I T N E S S E T H:

         WHEREAS, On October 11, 2002, LJH made a loan to Parent in the original principal amount of $1,300,000 (such amount, together with accrued and unpaid interest thereon, the "Brice Purchase Money Loan") to acquire all of the capital stock and assets of Brice;

         WHEREAS, on May 14, 2003, LJH extended credit to Parent in the original principal amount of $900,000 (such amount, together with accrued and unpaid interest thereon, the "Goodyear Inventory Purchase Money Loan") to acquire certain inventory of LJH located in hangars 48 and 52, Phoenix Goodyear Airport in Goodyear, Arizona as more particularly described on that certain Bill of Sale dated as of May ___, 2003;

         WHEREAS, on May 14, 2003, LJH extended credit to Parent in the aggregate amount of $6,050,000 to LJH the proceeds of which were used to refinance certain indebtedness of the Borrowers and certain Guarantors to Citibank USA, Inc. ("Credit Facility Refinancing Loan");

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         WHEREAS, on January 30, 2004, LJH extended credit to Parent in the aggregate principal amount of $5,000,000 the proceeds of which were used to refinance certain indebtedness of the Borrowers and certain Guarantors to Bank of America, N.A. ("Term Loan Refinancing Loan");

         WHEREAS, in order to evidence the Brice Purchase Money Loan, the Goodyear Inventory Purchase Money Loan, the Credit Facility Refinancing Loan, and the Term Loan Refinancing Loan, together with accrued and unpaid interest thereon, the Parent has executed that certain Amended and Restated Consolidated Term Promissory Note of even date herewith in favor of LJH in the principal amount of $14,411,704.00, which amount may be increased pursuant to the provisions thereof regarding compounding of interest (the "LJH Note");

         WHEREAS, the Borrowers and the Guarantors (other than the Parent) have executed that certain Amended and Restated Guaranty of even date herewith in respect of the LJH Note (the "LJH Guaranty");

         WHEREAS, the Secured Party has required in connection with the LJH Note that the Grantors grant security interests in favor of the Secured Party in order to secure the indebtedness of the Grantors under and with respect to the LJH Note and the LJH Guaranty;

         WHEREAS, the Grantors have heretofore entered into that certain Security Agreement, dated as of May 14, 2003 (the "Predecessor Security Agreement");

         WHEREAS, the parties hereto desire to amend and restate in its entirety the Predecessor Security Agreement upon the terms and conditions set forth herein;

         WHEREAS, the Grantors have agreed to grant the aforementioned security interests in favor of the Secured Party in accordance with the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the premises set forth herein and in order to induce LJH to continue the loans evidenced by the LJH Note, and for other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, each Grantor hereby agrees with the Secured Party, as follows:

         SECTION 1. Grant of Security. Each Grantor hereby grants to the Secured Party, as security for but subject to the limitations set forth in the last paragraph of this Section 1, the indebtedness of the Grantors under the LJH Note and the LJH Guaranty, and (i) all obligations of Grantor hereunder (collectively, the "Obligations"), a third-priority security interest (subordinate to the first priority security interest granted to the Agent and to the second priority security interest granted to HILCO Capital LP) in all of such Grantor's right, title and interest in and to all of its assets, including, without limitation, the following, in each case whether now owned or existing or hereafter acquired by it or arising and however and wherever arising or located (the "Collateral"):

         (a) Equipment;

         (b) Inventory;

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         (c) Accounts;

         (d) General Intangibles;

         (e) Documents of Title;

         (f) Other Collateral;

         (g) Real Estate;

         (h) all property (real or personal) and interests in property of such Grantor which may now be in or may hereafter come into the possession, custody or control of the Secured Party, or any agent or affiliate of the Secured Party, in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise);

         (i) all rights and interests of such Grantor in respect of any and all
     (i) drafts, letters of credit, stocks, bonds, and debt and equity Securities and Investment Property, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same, (ii) interest rate, currency exchange, and hedging contract agreements, including, without limitation, cap, collar, floor, forward and similar agreements and interest rate protection agreements,
     (iii) cash and cash equivalents, and (iv) proceeds of loans, advances and other financial accommodations, and all other personal property and interests in personal property of such Grantor not specifically included in Sections 1(a) through 1(h) above; and

         (i) all accessions and additions to, substitutions and documents for, and replacements, proceeds and products of any of the foregoing Collateral, and all payments under insurance (whether or not the Secured Party is ] the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, to the extent not otherwise included (the items referred to in this clause (i) collectively referenced to as "Proceeds").

         Without limiting the generality of the foregoing, but subject to the limitations set forth below, the liens and security interests granted in this Agreement secure, without limitation, the payment of all amounts which constitute part of the Obligations and would be owed by any Grantor to the Secured Party, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

         Notwithstanding anything herein to the contrary, it is expressly understood and agreed that (i) only Collateral (and Proceeds thereof) purchased with the proceeds of the Brice Purchase Money Loan shall secure the repayment of the Brice Purchase Money Loan and related Transaction Expenses, Enforcement Expenses and Indemnification Obligations (as such terms are defined with LJH
Note); and (ii) only Collateral (and Proceeds thereof) purchased with the proceeds of the Goodyear Inventory Purchase Money Loan shall secure the repayment of the Goodyear Inventory Purchase Money Loan and related Transaction Expenses, Enforcement Expenses and Indemnification Obligations (as such terms are defined in the LJH Note).

         SECTION 2. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements

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included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment in which a security interest is granted hereunder.

         SECTION 3. Representations and Warranties. Each Grantor represents and warrants as follows with respect to itself and the Collateral pledged hereunder:

         (a) All of its Inventory and Equipment is located at the places specified on EXHIBIT A attached hereto and made a part hereof, except for Inventory in transit and Inventory and Equipment at other locations for repair, overhaul or modification, provided that Inventory and Equipment may be moved to other locations in accordance with Section 5(a). All of its Inventory which is imported from a location outside the United States arrives at one of the ports or other locations identified on EXHIBIT A, if any. If any location of its Inventory or Equipment is subject to a lease or license, or any sublease, mortgage or similar instrument, the name and address of each licensor, lessor, sublessor, mortgagor, lessee, licensee, sublessee and/or mortgagee (other than such Grantor) is set forth on EXHIBIT A below the address of such location or on a notice delivered to the Secured Party pursuant to Section 5(a). The name and address of each bailee, processor, warehouseman, consignee or other Person in possession of any of the Inventory or Equipment (each such Person being a "Bailee") on the date hereof, other than carriers and shippers of Inventory in transit and Inventory and Equipment at other locations for repair, overhaul or modification, is set forth on EXHIBIT A, together with the address of the location where such Inventory or Equipment is or may be held. Except as otherwise indicated on EXHIBIT A, no Bailee (other than a Bailee identified on EXHIBIT A as being a consignee or a Bailee in possession of its Inventory or Equipment for purposes of repair, overhaul or modification) in possession of any of the Inventory or Equipment conducts a business at the location of such Inventory or Equipment other than a business in the nature of warehousing or transporting goods for others. In the event that any of its Inventory is in the possession of a Bailee, such Inventory shall not be evidenced by a negotiable instrument or document.

         (b) The principal place of business and chief executive office of each Grantor are located at the address first specified above for each Grantor or at such other address as a respective Grantor may designate in accordance with
Section 6, and all records concerning its Accounts are located at the addresses specified on EXHIBIT B attached hereto and made a part hereof or at such other addresses as any Grantor may designate in accordance with Section 6. Each Grantor will hold and preserve such records and will permit representatives of the Secured Party at any time to inspect, copy and make abstracts of such records. The originals of all chattel paper that evidence Accounts have been delivered to the Secured Party.

         (c) Each Grantor has good, indefeasible and merchantable title to its respective Collateral. Each Grantor is the legal and beneficial owner of its respective Collateral free and clear of any Lien, except for the security interest created by this Agreement and Liens permitted under Section 10.03 of the Credit Agreement. Except as identified on EXHIBIT C attached hereto and made a part hereof, no financing statement or other instrument similar in

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effect covering all or any part of the Collateral is on file in any recording office on the date hereof, except such as may have been filed in favor of the Agent and Hilco Capital LP relating to the Credit Agreement and the Hilco Financing Agreement or in favor of the Secured Party relating to this Agreement or such as may have been filed to perfect liens permitted under Section 7.9(a) of the Credit Agreement.

         (d) The correct name of each Grantor on the date hereof is that set forth on the signature pages hereof and no Grantor has any other corporate or fictitious name and has not, during the five (5) years immediately preceding the date of this Agreement, (i) except as set forth on EXHIBIT D attached hereto and made a part hereof, been known by or used any other corporate or fictitious name in the ordinary course of its business; (ii) merged or consolidated with any other Person which is or was known by or uses or used any other corporate, partnership or fictitious name in the ordinary course of its business; or (iii) except as set forth on EXHIBIT D, acquired assets from any other Person or operating division thereof which is or was known by or uses or used any other corporate, partnership or fictitious name to the extent that the transfer of such assets by such Person or operating division is outside of the ordinary course of such Person's or operating division's business. No Grantor will change its name, identity or corporate structure in any manner unless it shall have given the Secured Party the same notice required to be given to the Agent as described in Section 10.14 of the Credit Agreement and certified to the Secured Party that all filings reflecting such new name, identity or corporate structure have been made which are necessary or appropriate to preserve the perfection of the security interests described herein.

         (e) This Agreement, together with the financing statements listed on EXHIBIT E attached hereto and made a part hereof filed in the jurisdictions identified on EXHIBIT E, upon the giving of value for the benefit of the Grantors by the Secured Party, creates a valid and perfected third-priority security interest in the Collateral (except for Collateral held by a Bailee for purposes of repair, overhaul or modification), securing the payment and performance of the Obligations, and all such filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

         (f) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the grant by any Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by any Grantor, (ii) for the perfection or, except for the filing of the appropriate continuation statements with respect to the financing statements listed on EXHIBIT E, maintenance of the security interest created hereby (including the maintenance of the first priority nature of such security interest) or (iii) for the exercise by the Secured Party of its rights and remedies hereunder.

         SECTION 4. Further Assurances.

         (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents (including, without limitation, control agreements in form and substance reasonably satisfactory to the Secured Party with respect to all letter of credit rights, electronic chattel paper, deposit accounts, and accounts with securities intermediaries), and take all further action which may be necessary or desirable in the opinion of the Secured Party or its counsel, or that the Secured Party

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may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby and enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and such Grantor shall in any event take such action as may be required to maintain the truthfulness and accuracy of the representations and warranties contained in Section 3. Without limiting the generality of the foregoing: (i) each Grantor shall mark conspicuously each "document," as defined in Section 9-102(a)(30) of the Uniform Commercial Code of the state in which the collateral is located or deemed located, included in the Inventory and each chattel paper included in the Accounts and, at the request of the Secured Party, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such document, chattel paper or other Collateral is subject to the security interest granted hereby; (ii) in the event any Grantor acquires any Collateral with respect to which a lien may be recorded with the Federal Aviation Administration or any successor or replacement agency, such Grantor shall immediately notify the Secured Party and such Grantor shall, at the request of the Secured Party, promptly execute and deliver to the Secured Party, such notices, security agreements and other documents as may be required (as determined by the Secured Party in its sole discretion) to evidence, record and perfect the Secured Party's Lien with respect to such Collateral; (iv) in the event that any Grantor has accounts with respect to which the account debtor is the United States of America or any department, agency or instrumentality thereof (all such accounts being hereinafter referred to as "Government Accounts"), such Grantor shall, at the request of the Secured Party, with respect to such Government Accounts, promptly comply with the Assignment of Claims Act of 1940, as amended (31 U.S.C.
Section 3727 et seq.), and shall promptly deliver to the Secured Party evidence of such compliance, which evidence shall be in form and substance satisfactory to the Secured Party in its sole discretion; (v) each Grantor shall execute and file such financing and continuation statements, and amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interest granted or purported to be granted hereby; and (vi) each Grantor shall obtain and deliver to the Secured Party notices, agreements (including, without limitation, subordination agreements) and other documents reasonably requested by the Secured Party for the purpose of giving advice of and perfecting the Liens granted to the Secured Party for its benefit and establishing the senior priority, if any, of the Secured Party's security interest over such other parties' rights and interests in respect of Equipment, Inventory or other Collateral held in the possession of, Bailees, licensors, lessors, mortgagees or other third parties, and shall use its best efforts to cause such third parties (collectively, "Third Parties") to acknowledge or consent to such notices, agreements and other documents.

         (b) Each Grantor hereby authorizes the Secured Party to file one or more financing and continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor. Each Grantor hereby agrees that a photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (c) Each Grantor hereby agrees that, upon the occurrence and during the continuation of an Event of Default, the Grantor will not, without the prior written consent of the Secured Party, except in the ordinary course of business and for amounts which are not material to such Grantor in the aggregate, (i) grant any extension of the time of payment of any of the Collateral or compromise, compound or settle the same for less than the full amount thereof;
(ii) release, wholly or partly, any Person liable for the payment thereof; or
(iii) allow any

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credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business.

         (d) Each Grantor hereby agrees to advise the Secured Party promptly, in reasonable detail, of (i) all material Liens and claims made by or asserted against any or all of the Collateral (other than Liens listed on EXHIBIT C hereto), and (ii) the occurrence of any other event which would have a material adverse effect on the Secured Party's Liens on, or interest in, the Collateral or would otherwise have a Material Adverse Effect.

         SECTION 5. Covenants Regarding Equipment and Inventory.

         (a) Each Grantor shall keep its Equipment and Inventory, except for Inventory in transit and Inventory and Equipment at other locations for repair, overhaul or modification, at the locations specified on EXHIBIT A or, provided that ten (10) Business Days' prior written notice has been delivered to the Secured Party, at such other places in jurisdictions where all actions required by Section 4 shall have been taken with respect to such Equipment and Inventory.

         (b) If any Equipment or Inventory is in the possession or control of any Third Party or any of agent of a Grantor, such Grantor shall notify such Third Party or agent of the Secured Party's security interest in such Equipment or Inventory and, upon the request of the Secured Party following the occurrence and during the continuation of an Event of Default, direct such Third Party or agent to hold all such Equipment or Inventory for the Secured Party's account and subject to the Secured Party's instructions.

         SECTION 6. Covenants Regarding Accounts and General Intangibles. Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and the General Intangibles at the location(s) specified on EXHIBIT B or, provided that thirty
(30) days' prior written notice has been delivered to the Secured Party, at any other locations in a jurisdiction where all actions required by Section 4 shall have been taken with respect to its Accounts and General Intangibles.

         SECTION 7. Secured Party Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the discretion of the Secured Party, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, upon the occurrence and during the continuation of an Event of Default:

         (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with any of the Collateral;

         (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

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         (c) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

         (d) to receive, open and dispose of all mail addressed to such Grantor; and

         (e) to take any other action necessary to operate such Grantor's business.

         (f) Each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable.

         SECTION 8. Secured Party May Perform. If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by such Grantor to the Secured Party upon demand by the Secured Party.

         SECTION 9. The Secured Party's Rights and Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall not have any duty as to any Collateral. Any action taken or omitted to be taken by the Secured Party in connection with any of the Collateral shall not result in any liability of the Secured Party to any Grantor unless such action or omission shall be determined by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of the Secured Party. The Secured Party may exercise its rights and execute its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its rights and duties hereunder.

         SECTION 10. Insurance and Insurance Proceeds.

         (a) Each Grantor shall maintain in full force and effect the insurance policies and programs listed on SCHEDULE 1 hereto or substantially similar policies and programs or other policies and programs as are acceptable to the Secured Party. All such policies and programs shall be maintained with insurers acceptable to the Secured Party. Each certificate and policy relating to Property damage, boiler and machinery and/or business interruption coverage shall contain an endorsement, in form and substance acceptable to the Secured Party, showing loss payable as their interests may appear to the Secured Party, and naming the Secured Party as an additional insured under such policy. Each certificate and policy relating to coverage other than the foregoing shall, if required by the Secured Party, contain an endorsement naming the Secured Party as an additional insured under such policy. Such endorsement or an independent instrument furnished to the Secured Party shall provide that the insurance companies will give the Secured Party at least thirty (30) days' written notice before any such policy or policies of insurance shall be altered adversely to the interests of the Secured Party or canceled and that no act, whether willful or negligent, or default of any Grantor or any other Person shall affect the right of the Secured Party to recover under such policy or policies of insurance in case of loss or damage. In the event any Grantor at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part

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relating thereto, then the Secured Party, without waiving or releasing any of the Obligations, or resulting Event of Default, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Secured Party deems advisable. All sums so disbursed by the Secured Party shall be part of the Obligations, secured by the terms of this Agreement.

         (b) Each Grantor hereby directs all insurers under policies of Property damage, boiler and machinery and business interruption insurance relating to the Property to pay all proceeds payable under such policies directly to the Secured Party. In no case shall such proceeds be payable to any Grantor or any Grantor and the Secured Party. Notwithstanding the foregoing, in the event proceeds of insurance received by the Secured Party under property damage, boiler and machinery policies or business interruption insurance policies (i) are less than $500,000 or (ii) constitutes Replacement Proceeds, the Secured Party shall, provided that no Potential Event of Default or Event of Default shall have occurred and be continuing unwaived, upon receipt of such proceeds, remit the amount so received to the applicable Grantor.

         SECTION 11. Inspection of Property; Books and Records; Discussions. Each Grantor shall permit any authorized representative(s) designated by the Secured Party to visit and inspect, whether by access to such Grantor's MIS or otherwise, any of the Property, to examine, audit, check and make copies of such Grantor's financial and accounting records, books, journals, orders, receipts and any correspondence (other than privileged correspondence with legal counsel) and other data relating to its business or the transactions contemplated or referenced in the Credit Agreement (including, without limitation, in connection with environmental compliance, hazard or liability) and to discuss its affairs, finances and accounts with its management personnel and independent certified public accountants, all upon reasonable written notice and at such reasonable times during normal business hours, as often as may be reasonably requested by the Secured Party. Each such visitation and inspection shall be at such Grantor's expense. Each Grantor shall keep and maintain in all material respects on its MIS and otherwise proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities, including, without limitation, transactions and other dealings with respect to the Collateral. If an Event of Default has occurred and is continuing and the Obligations have been accelerated pursuant to
Section 12.02(a) of the Credit Agreement, each Grantor, upon request by the Secured Party in connection with efforts to enforce the rights and remedies of the Secured Party in respect of the Obligations shall turn over any such records to the Secured Party or its representatives; provided, however, that the Grantors may, in their discretion, retain copies of such records.

         SECTION 12. Remedies. Subject to the terms of the Intercreditor Agreement (as defined below), if any Event of Default shall have occurred and be continuing:

         (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Florida at that time (the "Uniform Commercial Code") (whether or not the Uniform Commercial Code applies to the affected Collateral). The Secured Party also may (i) without notice, demand or legal process of any kind, all of which each Grantor hereby waives to the extent permitted by applicable law, at any time or times enter such Grantor's premises and either

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(x) take physical possession of the Collateral and maintain such possession on such Grantor's premises and continue the operation of such Grantor's business at such premises, at no cost to the Secured Party, or (y) remove the Collateral or any part thereof, to such other places as the Secured Party may desire, (ii) require the Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and (iii) without notice, except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party agrees that it will notify the applicable Grantor of the intended disposition of any of the Collateral owned by it within a commercially reasonable time prior to such intended disposition, the time of delivery of which notice the parties agree shall in no event be required to be greater than five (5) Business Days. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Party is hereby granted a license or other right to use, without charge, the Grantors' trademarks, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, patents, patent applications, trade names, rights of use of any name, labels, fictitious names, inventions, designs, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, copyrights, copyright applications, permits, licenses, franchises, customer lists, credit files, correspondence, and advertising materials, and any Property of a similar nature, as it pertains to the Collateral, or any rights to any of the foregoing, in completing production of, advertising for sale, and selling any Collateral or in operating any Grantor's business, and any Grantor's rights under all leases, licenses, consignment, and franchise agreements shall inure to the Secured Party's benefit.

         (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS TO (I) REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR (II) REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING.

         (c) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as Cash Collateral for, and/or then or at any time thereafter be applied in whole or in part by the Secured Party for its benefit, all or any part of the Obligations, subject to the provisions of the Credit Agreement and the Intercreditor Agreement (defined below) governing such cash, proceeds, or other realization upon the Collateral and the application thereof.

         (d) The Secured Party shall have the right, upon notice to the applicable Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Secured Party referred to in the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of such Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as Cash Collateral and shall be applied as provided by Section 12(c) above, and (ii) no Grantor shall adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon. In any suit, proceeding or action brought by the Secured Party under any account comprising part of the Collateral, each Grantor will save, indemnify and keep the Secured Party harmless from and against all expense, loss or damages suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation or arising out of any other agreement, Indebtedness or liability at any time owing to or in favor of such obligor or its successors from any Grantor, and all such obligations of the Grantors shall be and shall remain enforceable against and only against the Grantors and shall not be enforceable against the Secured Party.

         SECTION 13. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 14. Notices, Etc. All notices and other communications provided for hereunder shall be given in the manner set forth in the Credit Agreement to the addresses provided by the parties to one another from time to time, except that any notice provided by a Grantor to the Secured Party hereunder shall be effective only upon receipt thereof by the Secured Party.

         SECTION 15. Continuing Security Interest; Termination; Payments Set Aside. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full in cash of the Obligations to the extent secured hereby and the Grantors' obligations with respect to the LJH Note and the LJH Guaranty are terminated, in writing, by the Secured Party, (ii) be binding upon the Grantors and the Secured Party, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Grantors, the Secured Party, and their respective successors, transferees and assigns. Upon its indefeasible payment in full in cash of the obligations secured hereby, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to such Grantor. To the extent that any Grantor makes a payment or payments to the Secured Party or the Secured Party enforces its security interests or exercises its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

         SECTION 16. Intercreditor Agreement; Subordination. Notwithstanding anything in this Agreement to the contrary, the Secured Party acknowledges and agrees that all of its rights and remedies in and to the Collateral shall be subject in all respects to that certain Intercreditor Agreement of even date herewith among the Secured Party, the Agent and Hilco Capital LP, (the "CIT/Hilco Intercreditor Agreement"), and the Secured Party shall not take any actions against the Collateral or any part thereof in contravention of the terms of the CIT/Hilco Intercreditor Agreement.

         SECTION 17. No Novation. This Agreement is not intended as, and shall not be deemed, a novation of the Predecessor Security Agreement, and the liens granted to the Secured Party under the Predecessor Security Agreement and this Agreement shall be continuing liens having the same priority as that occasioned by the Predecessor Security Agreement for the benefit of the Secured Party, subject to the Intercreditor Agreement.

         SECTION 18. Survival of Representations and Warranties. Each Grantor covenants, warrants, and represents to the Secured Party that all representations and warranties of the Grantors contained in this Agreement are true at the time of the Grantors' execution of this Agreement, shall survive the execution, delivery and acceptance hereof by the parties hereto and shall continue in effect until all of the Obligations have been paid in full in cash or otherwise terminated or cancelled.

         SECTION 19. Governing Law; Terms; Severability.

         (a) THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO, DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR ANY OF THE REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, MAY BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

         (b) Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code are used herein as therein defined.

         (c) If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 20. No Waiver; Remedies. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 21. Marshalling; Recourse to Security. The Secured Party shall not be under any obligation to marshall any assets in favor of any Grantor or any other party or against or in payment of any or all of the Obligations. Recourse to security shall not be required at any time.

         SECTION 22. Construction.

         (a) The works "hereof", "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section references are to this Agreement unless otherwise specified.

         (b) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

         (c) Except as otherwise explicitly provided in this Agreement, to the extent a conflict or inconsistency exists between the terms and provisions of this Agreement and the terms and provisions of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall govern.

         (d) Except as provided in subsection (c) above, this Agreement represents the final agreement of the Grantors and the Secured Party with respect to the matters contained herein, subject to the terms of the Intercreditor Agreement, and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between any Grantor and the Secured Party.

         SECTION 23. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

         SECTION 24. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same agreement.

                           {Signature Pages to follow}

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   TMAS/ASI, INC.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   TRIAD INTERNATIONAL MAINTENANCE CORPORATION

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   AIRCRAFT INTERIOR DESIGN, INC.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   TIMCO ENGINE CENTER, INC.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   AVIATION SALES DISTRIBUTION SERVICES COMPANY

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   AVS/M-2, INC.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   WHITEHALL CORPORATION

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   AVS/M-3, INC.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   AVS/CAI, INC.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   AVIATION SALES LEASING COMPANY

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   AVS/M-1, INC.
                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   AVSRE, L.P.
                                   by Aviation Sales Property Management Corp.,
                                        its General Partner

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   AVIATION SALES PROPERTY MANAGEMENT CORP.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   HYDROSCIENCE, INC.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   TIMCO ENGINEERED SYSTEMS, INC.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   TIMCO AVIATION SERVICES, INC.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   BRICE MANUFACTURING COMPANY, INC.

                                   By: /s/
                                       -------------------------
                                        Kevin Carter, Treasurer

                                   LJH, LTD., a Texas limited partnership

                                   By: DLH Management, L.L.C., a Texas limited
                                         liability company, its general partner

                                       By: /s/
                                           -------------------------------------
                                           Lacy Harber, President